ADDENDUM NO. 5

                                      to

                    REINSURANCE AGREEMENT, Ref. # STLWL0100

                                    between

                  STANDARD LIFE INSURANCE COMPANY OF INDIANA

                             Indianapolis, Indiana

                                      and

                     WINTERTHUR LIFE RE INSURANCE COMPANY

                                 Dallas, Texas


Both parties hereby mutually agree that the above referenced Agreement shall be amended as follows:

1. The Agreement shall be terminated for new business produced on or after October 1, 1998.

     Coverage for business reinsured under the Agreement prior to October 1, 1998 shall remain in full force and effect until expiration or cancellation of such business, whichever first occurs.

2. Schedule II - Coinsurance Percentages, of the Agreement shall be replaced by the attached
     Schedule II.

This Addendum does not alter, amend or modify the Agreement other than as set forth in this Addendum, and it is subject otherwise to all the terms and conditions of the Agreement together with all the Addenda and supplements thereto.

IN WITNESS WHEREOF, the parties have executed this Addendum in duplicate on the dates and places set forth below:

STANDARD LIFE INSURANCE COMPANY             WINTERTHUR LIFE RE INSURANCE
OF INDIANA                                  COMPANY
Indianapolis, Indiana                       Dallas, Texas



Date:  8-20-98                              Date:  7-20-98


By: /s/ Gerald R. Hochgesang                By:  /s/ John Brill


Title:  Senior Vice President               Title:  Senior Vice President



Witness:/s/ Carla James                       Witness:/s/ James Allen

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STLWL0100-Add 5 10/01/98         Page 1                            07/20/98




                                  SCHEDULE II




A.        COINSURANCE PERCENTAGES


CALENDAR PERIOD OF ISSUE          JURISDICTION        QUOTA SHARE REINSURED

January 1, 1995 - August 31, 1995     All                      70%

September 1, 1995 - March 31, 1996    All                      50%

April 1, 1996 - September 30, 1998    All                      25%

October 1, 1998 and later             All                       0%





























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